THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE FEDERAL OR STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

WHITE MOUNTAIN TITANIUM CORPORATION

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: W-2016-00001
Number of Shares: 8,333,333
Date of Issuance: March 16, 2016 (the “Issuance Date”)

White Mountain Titanium Corporation, a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Nexo WMTM Holdings, LLC, a Delaware limited liability company, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to purchase Common Stock (including all Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof, but not after 11:59 P.M., New York Time, on the Expiration Date (as defined below), Eight Million Three Hundred Thirty Three Thousand (8,333,333) fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 11. This Warrant is being issued pursuant to a $2,000,000 Loan Agreement, dated March 16, 2016, between the Company and the Holder.

1.      EXERCISE OF WARRANT.

(a)     Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder; provided, however, that the Holder shall covenant in the Exercise Notice, that it will deliver the original Warrant to the Company within five (5) Business Days of such exercise. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 4(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes, including without limitation, all documentary stamp, transfer or similar taxes, or other incidental expense that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b)     Exercise Price. For purposes of this Warrant, “Exercise Price” means US$0.30 per share, subject to adjustment as provided herein.

(c)     Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with terms herein.

(d)     No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of such fractional share.

(e)     Compliance with Securities Laws.

(i)     The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party; and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Stock so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

(ii)     This Warrant and all Common Stock issued upon exercise hereof unless registered under the Securities Act shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws): THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES

AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

2.     ADJUSTMENTS. If, prior to the exercise of these Warrants, the Company shall have effected one or more stock split-ups, stock dividends or other increases or reductions of the number of shares of its Common Stock outstanding without receiving reasonable compensation therefor in money, services, or property, the number of shares of Common Stock subject to the Warrants shall, (i) if a net increase shall have been effected in the number of outstanding shares of Common Stock, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and, (ii) if a net reduction shall have been effected in the number of outstanding shares of Common Stock, be proportionately reduced and the cash consideration payable per share be proportionately increased.

3.     WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 3, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

4.     REISSUANCE OF WARRANTS.

(a)     Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 4(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 4(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)     Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 4(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)     Warrant Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 4(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d)     Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 4(a) or Section 4(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) except for new warrants issued pursuant to section 4(a), shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

5.     NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Warrant shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by facsimile transmission, sent to the recipient by email, sent to the recipient by reputable express courier service (charges prepaid), or three (3) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands, and other communications will be sent to the Holder at the address or number indicated on the records of the Company and to the principal executive offices of the Company, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

6.     AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of these Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of these Warrants then outstanding; provided, however, that the Company may reduce the Exercise Price or extend the Expiration Date without the prior consent of the holders of these Warrants.

7.     GOVERNING LAW; VENUE. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law principals thereof. The Parties hereto irrevocably submit to the jurisdiction of the Courts of the State of Utah located in Salt Lake County and the United States District Court of Utah in any action arising out of or relating to this Warrant, and hereby irrevocably agree that all claims in respect of such action may be heard and determined in such state or federal court. The Parties hereto irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment. To the extent any Party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each of the Parties hereto hereby irrevocably waives such immunity in respect of its obligations under this Warrant.

8.     WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION MAY NOT BE ORALLY WAIVED AND CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH, AND BORROWER ACKNOWLEDGES THAT LENDER HAS, IN PART, BEEN INDUCED TO MAKE THE EXTENSION OF CREDIT EVIDENCED BY THE NOTE IN RELIANCE ON THE PROVISIONS OF THIS PARAGRAPH.

9.     CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

10.     REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder of this Warrant and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

11.     TRANSFER. This Warrant may not be offered for sale, sold, transferred or assigned without the consent of the Company.

12.     CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required by law to remain closed.

(b)     “Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(c)     “Expiration Date” means March 16, 2019, or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday; provided that the Warrants will expire earlier upon (i) the sale of all or substantially all of the assets of the Company or (ii) the merger or consolidation of the Company after which the Company’s stockholders own less than a majority of the voting stock of the surviving entity.

(d)     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(e)     “Principal Market” means the principal securities exchange or trading market on which the Common Stock is listed and trades.

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

WHITE MOUNTAIN TITANIUM CORPORATION

By:	/s/ Michael P. Kurtanjek
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

WHITE MOUNTAIN TITANIUM CORPORATION

The undersigned holder hereby exercises the right to purchase ___________of the shares of Common Stock (“Warrant Shares”) of White Mountain Titanium Corporation, a Nevada corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock, Warrant No.: W____________(the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Payment of Exercise Price. The holder shall pay the Aggregate Exercise Price in the sum of $___________________to the Company in accordance with the terms of the Warrant.

2. Accredited Investor. The holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

3. Delivery of Warrant Shares. The Company shall deliver to the holder __________Warrant Shares in accordance with the terms of the Warrant.

4. Delivery of Warrant. The Holder shall deliver the original Warrant to the Company within five (5) Business Days from the date hereof.

[5. The Holder hereby represents that contemporaneous with the delivery of this exercise notice, that the Holder has sold __________Warrant Shares and hereby represents that it has complied with the prospectus delivery requirements of the Securities Act asapplicable in connection with such sale.]1

Date: __________________, 201______

Name of Registered Holder

By:
Name:
Title:

_________________________________________
1 Add only if a contemporaneous sale has occurred pursuant to a Registration Statement